UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 3, 2007

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

        001-11001                                         06-0619596
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 (Commission File Number)                     (IRS Employer Identification No.)


 3 High Ridge Park, Stamford, Connecticut                        06905
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 (Address of principal executive offices)                      (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement
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               On July 3, 2007, Citizens  Communications Company (the "Company")
          entered into a Stock Purchase Agreement (the "Agreement") with Country Road Communications LLC ("Country Road"). Pursuant to the Agreement, the Company will acquire Global Valley Networks Inc. ("GVN") and GVN Services ("GVS") through the purchase from Country Road of 100% of the outstanding common stock of Evans Telephone Holdings, Inc., the parent of GVN and GVS. GVN has approximately 15,000 access lines in California. The purchase price is $62 million in cash, subject to adjustment.

               The Company intends to finance the acquisition with cash on hand.

               The acquisition is subject to satisfaction of certain customary conditions, including Hart-Scot-Rodino antitrust clearance and necessary approvals from the Federal Communications Commission and the California Public Utilities Commission. The transaction is expected to close within six to nine months.

               The Company and Country Road have made customary representations, warranties and covenants in the Agreement, including Country Road making covenants not to solicit alternative transactions or participate in discussions concerning, or furnish information with respect to, alternative transactions.

               A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated hereby by reference. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.

Item 8.01 Other Events
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               On July 5, 2007,  the Company  announced that it had entered into the Agreement by press release,  a copy of which is attached hereto as
          Exhibit 99.1 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits
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          (d) Exhibits

               2.1  Stock Purchase Agreement,  dated as of July 3, 2007, between
                    Citizens    Communications    Company   and   Country   Road
                    Communications LLC.

               99.1 Press Release of Citizens  Communications  Company issued on
                    July 5, 2007.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CITIZENS COMMUNICATIONS COMPANY


Date:   July 9, 2007               By:/s/ Robert J. Larson
                                      -----------------------------------------
                                      Robert J. Larson
                                      Senior Vice President and
                                      Chief Accounting Officer